UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2025
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Ave, 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AlTi Global Inc. (the “Company”) held on June 16, 2025, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2023 Stock Incentive Plan (the “Plan”), to increase the maximum number of shares of Class A common stock, par value $0.0001 (“Class A Common Stock”), reserved and issuable under the Plan by an additional 9,010,000 shares.

A summary of the Plan Amendment is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”), in connection with the Annual Meeting under the heading “PROPOSAL NO. 3 - To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan and the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 16, 2025, the Company held its Annual Meeting. The final voting results for the proposals submitted to a vote for the Company’s stockholders at the Annual Meeting are set forth below. Each proposal is described in detail in the Proxy Statement.

Proposal 1: To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Director	For	Withhold	Broker Non-Votes
Ali Bouzarif	91,464,055	7,767,874	6,839,642
Tracey Brophy Warson	93,246,804	5,985,125	6,839,642
Nazim Cetin	99,178,583	53,346	6,839,642
Norma Corio	86,974,017	12,257,912	6,839,642
Mark Furlong	92,977,186	6,254,743	6,839,642
Timothy Keaney	91,572,715	7,659,214	6,839,642
Michael Tiedemann	93,266,375	5,965,554	6,839,642
Andreas Wimmer	99,159,660	72,269	6,839,642

Proposal 2: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

For	Against	Abstain	Broker Non-Votes

105,997,706	58,418	15,447	0

Proposal 3: To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.

For	Against	Abstain	Broker Non-Votes

92,565,564	6,654,400	11,965	6,839,642

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	AlTi Global, Inc. Amendment No. 1 to 2023 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025	ALTI GLOBAL, INC.
/s/ Michael Tiedemann

Name: Michael Tiedemann
Title: Chief Executive Officer